Investor Presentation

Jerrick Media Holdings, Inc.

OTCQB: JMDA

JMDA

Forward Looking Statements

This presentation includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described.

The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the US Securities and Exchange Commission. The company undertakes no obligation to update the results of these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. This presentation does not constitute an offer to sell securities including but not limited to within any jurisdiction in which the sale of such securities would be unlawful. This presentation does not constitute a solicitation or offer to sell securities. Any securities which may be offered by the company as contemplated by the terms described herein will be offered without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemption from registration afforded by Section 4(2) of the Securities act and Regulation D, Rule 506 promulgated thereunder. Such offer and the information set forth herein have not been reviewed, approved or disapproved, nor has the accuracy or adequacy of the information set forth herein been passed upon, by the Securities and Exchange Commission or any state securities administrator. Any representation to the contrary is a criminal offense. An investment in the securities offered by the company is speculative and involves a high degree of risk. Investment in the securities offered hereby is suitable only for persons of substantial financial means who can afford a total loss of their investment.

JMDA's diversified portfolio combines technology, data analytics and media related products to generate outsized shareholder value.


Vocal
Long-form social platform.
Revenues: Transactional
Jerrick Business Intelligence
Quantitative digital analytics.
Revenues: Consulting
JMDA
Publicly traded holding company.
OTCQB:JMDA
Vocal for Brands
Internal creative agency.
Revenues: Production
Jerrick Ventures
IP, trademarks, media assets.
Revenues: Licensing

Jerrick develops technology solutions with a focus on sustainable and scalable revenues.

We capitalize on changes in digital media by creating a shift towards a more sustainable model for brands and creators.

Our platforms are connected through our proprietary technology allowing them to extract maximum value from the Jerrick ecosystem.

In a multi-billion dollar marketplace, a small amount of penetration is needed to generate significant revenues.

Online advertising is projected to grow to a $116 billion by 2021 as is reflected in current valuations.


$116B
2021 Online advertising market
$700M
$5.7B
$260M
$1.7B
$135M
$1B
$120M
$492M
VICE
BuzzFeed
VOX MEDIA
Revenues
Valuation

Source: PwC

But traditional advertising business models are actually threatened.

Display ads are intrusive to users → Causing 680M ad blockers installed

Google & Facebook have a duopoly on advertising → Causing margin compression

Excessive traffic is required to monetize → Causing content & asset deterioration

Content creation is surging, and projected to accelerate.

Audiences are shifting from traditional digital media to independent creator content.

By the time you finish reading this:

4,300,000 Video views on YouTube	**1440** Posts published on Wordpress
936,073 Videos viewed on Twitch	**174,000** Posts viewed on Instagram
2,400,000 Snaps created on Snapchat	**40,000** Hours listened on Spotify

JMDA

Source: smartinsights.com

Fragmented tools for creators have created a problem.

There is no obvious home for diverse creators, and monetization tools are limited. With the rise of Gen-Z soon to be 40% of consumers by 2020, tools for creation are a priority for expressing their views, opinions and purchasing behaviors.

Artist	Behance	dribbble	ELLO
Musicians	Spotify	Mixcloud	SOUNDCLOUD
Videographers	YouTube	vimeo	twitch
Writers / Bloggers	Medium	amazonkindle	wattpad
Photographers	VSCO		

Our solution is a centralized publishing platform, organic communities, and monetization tools for brands and creators.

Vocal is a platform to discover and support new generations of creators and their stories.


Vocal
Submit your stories. Get paid.
How it works
Start creating
Explore Communities
01
Beat
Staff Picks

Supports creators by providing tools, discovery and revenue generating features.

Provides brands with opportunities to authentically gain awareness and drive conversions.

Improves reader discovery through a combination of human and machine led recommendations.

Our Network

Vocal’s network is comprised of 32 genre specific communities and growing.


01
Beat
BLUSH
CLEATS
CRIMINAL
Education
families
FEAST
Filthy
FUTURISM
GAMERS
GEEKS
HORROR
humans
journal
LIFEHACK
MOTIVATION
PetLife
Poets
PROOF
psyche
SERVE
chain
SWAMP
trader
UNBALANCED
WANDER
WHEEL

20+ more communities in 2018

Vocal's Parallel Market Positioning

Tools

Behance | Dribbble | ELLO | Spotify | CoMiacloud | SoundCloud | YouTube | vimeo | twitch | Medium | amazon kindle | wattpad | Instagram

Creators utilize a fragmented suite of tools for content creation.

— Create →

Vocal



Creators centralize content, maximize monetization and increase discovery.

— Amplify →

Social

facebook | Twitter | Messages | Instagram | YouTube | Mail | Pinterest | Google+ | tumblr | LinkedIn | reddit | Snapchat

Creators self-amplify and grow the Vocal communities.

JMDA

How Vocal Works


Gloria Steinem

Create effortlessly with a best-in-class editor.


Choose a community to submit your story:
01
Beat
CRIMINAL
FEAST
FUTURISM
GAMERS
GEEKS

Submit to one of the communities.


Vocal
Sarah McDaniel
Follow Sarah
Send gift

Build and amplify your loyal audience.


Vocal
Your Stats
126,926
$492.13
$62
$272.49

Monetize your story with built-in features.

Our Audience

In its first year, Vocal has experienced exponential growth and built a global audience.


6M+
Monthly Unique Visitors
200K+
Creators
300+
Daily Stories
30+
Communities


18-24
25-34
35-44
45+

Diverse age groups
Our audience is divided by age and interest.


52%
48%
Men
Women

Balanced genders
Vocal appeals to both men and women equally.


78%
Mobile / Tablet

Mobile-first
78% of Vocal users are on mobile devices.

Vocal's Partnership Cycle



Creators
Seek engagement & monetization
Moderation & direct monetization
Compelling content to consume
Revenue sharing, quality stories
Engagement, monetization via gifts/pledges
Vocal
Seeks revenue & growth
Readers
Seek compelling content
Moderation, content, tools
Compelling brand content
Revenues
Engaged audience & conversions
Brands
Seek customers

Vocal creates meaningful connectivity and generates revenue streams from brands and creators.


Vocal
Partnership Marketplace
Creators
Platform processing fees
Brand collaborations
Creator tool upgrades
Brands
Vocal Agency
Affiliated sales
Brand subscriptions

Vocal creator revenues:


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Platform Processing Fees


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GLAUX CHEM's Face & Body Oil: A Review for People with Sensitive Skin

Brand Collaborations


Coming in 2018
Vocal
How to promote your Shopify on Vocal
Introducing Vocal Premium.
Exclusive tools, premium features, inspiring educational resources and more.
Explore pricing

Creator Tools

Vocal brand revenues:


humans
My Worst Date

Vocal Agency


NomadClip by Nomad

Affiliates

Coming in 2018


Vocal for Brands
Tell your story and promote your brand to an engaged audience.
Explore pricing

Brand Subscriptions

The Vocal Agency provides unique solutions for brands.

People trust branded content.

Display ads are generally distrusted and ineffective. Vocal's authentic quality content results in longevity, brand affinity, and loyalty.

90%

of consumers find custom brand content useful

69%

of consumers trust branded content

68%

of consumers spend time on content from a brand they are interested in

73%

of people prefer branded content to traditional advertising

Conversion rate is nearly 6x higher for content marketing brands than non-adopters

Source | Salesforce, Nielsen, Unbounce

Brands can work independently or directly with the Vocal Agency to ensure strong KPIs and engaging consumer experience.


BLUSH
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Reasons Why Water is Bad for Your Hair
It's true. Too much water is bad for your hair, and could be the reason why your summer hairstyle is falling flat.
Water is something we all need in order to survive. Our bodies are made, mostly, of water. Studies have shown that regular water consumption improves health, boosts hair shine, and even helps even out skin tone. It's no secret that water is great for us—but at times, it's really not that great for

Build brand affinity:
Connect with your audience on a deeper level through custom content.

Expand your audience:
Your brand's content is authentically incorporated within niche communities that represent established audiences.

Drive conversions:
Our in-house team collaborates with your brand to create unique custom content that drives revenues and conversions.

Brand awareness contests create scale and a unique audience.

Built in Vocal audiences can contribute directly to a brand's awareness strategy through individual submissions while be moderated to maintain brand safety. The Vocal Agency will create a unique contest experience specific to a brand's audience with a focus on key performance metrics (KPIs).


FUTURISM
Home Science Humanity Science Fiction Future List Literature Art Fantasy Extraterrestrial Space
kuri
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Michael Soapes
2 hours ago
Jason Rhode
8 hours ago

Branded content is inherently long-lasting.

Custom content generates organic growth over an extended period of time while traditional advertising is short-lived.


Traditional Advertising
Vocal's Branded Stories
Brand Impact
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Awareness
Consideration
Decision

Coming to Vocal in 2018

Vocal's roadmap ensures a balanced approach to achieving our primary goals: revenue generation, audience growth and technology development.


Creator / Brand Marketplace
Machine Learning Curation
Monetization Integrations
2018 Roadmap
iOS + Android Apps
Transactional Features
SaaS / Software as a Service

We have set ambitious but realistic goals for the upcoming 12 months.

1,000
Stories published per day

800,000
Active creators

17,000,000
Monthly unique visitors

50+
Communities

$4M+
Annualized Forward Revenue Run Rate

Jerrick's proprietary technology platform will be white labeled.

Vocal's innovative business model and technology can be applied to a number of industries.

Franchisable as well as hub and spoke business models:


Professional Sports


Universities


Municipalities


Medical


Non-profits


Real Estate

A platform for teams, players and fans to connect.

The franchise nature of the sport's industry represents the perfect next adaptation of the Vocal architecture, moderation capabilities, and merchandising opportunities.


Explore
BACKBOARD
The premiere basketball community hub.
Learn more
Become a creator
MINNESOTA TIMBERWOLVES
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Sam Bernstein

A passionate and experienced team of 50+ dedicated individuals, building the next great platform.



Jeremy Frommer (Founder)
20+ years of fin-tech leadership experience including Kidder Peabody, Bank of America, Next-Gen Trading, Carlin Financial Group & RBC Capital Markets



Rick Schwartz (Founder)
20+ years of entertainment media leadership experience including *Gangs of New York*, *The Aviator*, *The Departed*, *Black Swan* & *Lip Sync Battle*.

Justin Maury
Head of Product

Julio Castilla
Head of Technology

Sharon Solomon
Head of Marketing

Thinkmill
Development partners

JMDA

Join the Jerrick journey.

Investor Relations
ir@jerrick.media
201-258-3770